UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08611

Legg Mason Charles Street Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason BW

Global Opportunities Bond Fund

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Opportunities Bond Fund

Fund objective

The Fund’s objective is to maximize total return consisting of income and capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

Effective February 22, 2012, the Fund’s Portfolio Managers are Stephen S. Smith, David F. Hoffman, CFA and John P. McIntyre, CFA. Brian R. Hess is the Fund’s Associate Portfolio Manager. The Fund’s portfolio managers are responsible for the day-to-day management of the Fund.

Messrs. Smith and Hoffman have been responsible for the day-to-day management of the Fund since 2006, and Mr. McIntyre has been a part of the Fund’s portfolio management team since 2006. Mr. Hess joined the portfolio management team in February 2012. Messrs. McIntyre and Hess are also Senior Research Analysts responsible for research and market insight for the Fund. Messrs. Smith, Hoffman, McIntyre and Hess are employed by Brandywine Global Investment Management, LLC.

Legg Mason BW Global Opportunities Bond Fund	III

We look forward to helping you meet your financial goals

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

January 27, 2012

IV	Legg Mason BW Global Opportunities Bond Fund

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

Disappointing economic news was not limited to the U.S. In January 2012 (after the reporting period ended), the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared

Legg Mason BW Global Opportunities Bond Fund	V

its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. The Fund will normally invest its assets primarily in debt and fixed-income securities of domestic and foreign issuers located in developed countries. The Fund will invest in both investment grade and below investment grade securities, and intends to invest less than 35% of its total assets in below investment grade securities. Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization within one of the top four categories, or, if unrated, that we judge to be of comparable credit quality. The Fund will normally invest a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in debt securities. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries. We intend to maintain an average weighted portfolio quality of A or better, whether composed of rated securities or unrated securities deemed to be of comparable quality. The average weighted durationi of the Fund’s portfolio is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains. The Fund may engage in a variety of transactions using derivatives such as futures, options, forward foreign currency transactions and swaps. The Fund may invest significantly in derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will concentrate investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The past year, 2011, was another year of living dangerously in what has become a way of life for investors. Last year’s challenges ranged from the fallout of a potential Greek debt default to anxiety that a catastrophic collapse of Europe would propel the world into a depression. Speculation is rampant about the possible fracture of the Eurozone and fear that this may be the early stages of a global sovereign debt default contagion. Time magazine summed up sentiment in late August with a cover titled “The Decline and Fall of Europe (and maybe the west).” The Economist magazine showed a graphic on its cover depicting a black hole with the words “Be Afraid.”

Europe wasn’t the only concern. In China, the real estate bubble looks like it has burst. Non-performing bank loans and bankrupt municipalities are sure to be exposed as this tide goes out. On top of it all, this is a transition year for leadership in China, usually a negative during a period of turbulence. In the U.S., investor confidence is flimsy despite the year-end rally in equities. Political gridlock continues to prevent restitution of America’s fiscal monstrosity while the administration’s anti-growth agenda is a continuous cold shower on the business sector struggling to overcome the forces of deleveraging.

2	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Fund overview (cont’d)

The “old normal” pattern of the business cycle calls for 2012 to be an up year in the world economy. Typically, there is a tremendous amount of policy stimulus coming out of recession, just as there was in 2009. Once there is recovery, policy makers tend to take their foot off the gas pedal or even tap the brakes. This played out in 2011 with the European Central Bank (“ECB”) raising rates the first half of the year, the Chinese authorities draining their financial system of liquidity to fight inflation and the Federal Reserve Board (“Fed”)ii suspending QE2 on June 30th. Last year’s global economic slowdown fits the classic profile of previous business cycles’ mid-course correction.

Q. How did we respond to these changing market conditions?

A. We managed the portfolio in 2011 in anticipation of a mid-cycle correction and pause in global economic growth caused by higher oil prices and by the policy retreat from reflationiii observed in China and Europe. With uncertainty still at high levels, we tried to incrementally rotate among countries and currencies with an eye for relative valuations.

Performance review

For the twelve months ended December 31, 2011, Class IS shares of Legg Mason BW Global Opportunities Bond Fund returned 7.79%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Indexiv, returned 6.35% for the same period. The Lipper Global Income Funds Category Average1 returned 3.68% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Global Opportunities Bond Fund:
Class A	2.70%	7.42%
Class C	2.44%	6.92%
Class FI	2.19%	7.00%
Class I	2.85%	7.79%
Class IS	2.86%	7.79%
Citigroup World Government Bond Index	2.26%	6.35%
Lipper Global Income Funds Category Average[1]	0.14%	3.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class R shares is not shown because this share class commenced operations on September 30, 2011.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 193 funds for the six-month period and among the 175 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	3

The 30-Day SEC Yields for the period ended December 31, 2011 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.65%, 2.35%, 2.79%, 2.53%, 3.03% and 3.09%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R and Class IS shares would have been 2.63%, 2.21%, 2.23%, 2.34% and 3.06%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.05%, 1.53%, 1.06%, 1.35%, 0.66% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class A shares, 1.45% for Class C shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. The big performance driver for 2011 was exposure to duration and falling interest rates, a substantial portion of which came from our holdings of government and high-quality corporate debt in the U.S. But there were also significant contributions from sovereign bond positions in Australia, Indonesia, Mexico and a range of other countries.

Q. What were the leading detractors from performance?

A. Currencies did not add value to the portfolio for the year as a whole. In hindsight, the optimal currency mix would have been to own only yen and U.S. dollars. While the portfolio has not owned any euro and has been overweight the U.S. dollar, the portfolio did not own any yen either and has been invested in other non-dollar currencies.

Derivatives detracted from absolute performance during the twelve-month period ended December 31, 2011. Foreign currency forwards that acted as hedges against a fall in the Australian and New Zealand dollars during the first few months of the year were primary detractors from performance. We owned the local currency sovereign debt of both countries but were concerned about a possible decline in these commodity-linked currencies against the dollar.

Q. Were there any significant changes to the Fund during the reporting period?

A. By the end of the year, high-quality sovereigns were becoming fully valued relative to many metrics we follow. For that reason, at the end of the period, we began selectively trimming holdings of long-term bonds including U.S. Treasuries and British Gilts. At the same time, however, other bond markets like Mexico and South Africa offered good value and we believe the prospect for global policy reflation should benefit these markets. We have been adding to these positions as valuations became attractive at the end of the year.

4	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Fund overview (cont’d)

One major change to the portfolio during the year occurred in the second quarter as we prepared for a possible “risk reset” in the second half of 2011. This included: reducing exposure to investment grade corporate credit and mortgage-backed securities; maintaining long-duration exposure in high-quality sovereigns; hedging currency risk associated with richly valued, commodity-linked currencies; and maintaining no exposure to the euro and a significant overweight in the U.S. dollar.

Thank you for your investment in Legg Mason BW Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

January 17, 2012

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

iv	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.70%	$1,000.00	$1,027.00	0.92%	$4.70	[3]	Class A	5.00%	$1,000.00	$1,020.57	0.92%	$4.69
Class C	2.44	1,000.00	1,024.40	1.42	7.25	[3]	Class C	5.00	1,000.00	1,018.05	1.42	7.22
Class FI	2.19	1,000.00	1,021.90	1.00	5.10	[3]	Class FI	5.00	1,000.00	1,020.21	1.00	5.09
Class R4	0.61	1,000.00	1,006.10	1.25	3.09	[5]	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	2.85	1,000.00	1,028.50	0.65	3.32	[3]	Class I	5.00	1,000.00	1,021.93	0.65	3.31
Class IS	2.86	1,000.00	1,028.60	0.63	3.22	[3]	Class IS	5.00	1,000.00	1,022.03	0.63	3.21

[1]	For the six months ended December 31, 2011, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period September 30, 2011 (inception date) to December 31, 2011.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (90), then divided by 365.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/11	7.42%	6.92%	7.00%	N/A	7.79%	7.79%
Five Years Ended 12/31/11	N/A	N/A	N/A	N/A	N/A	8.11
Inception* through 12/31/11	10.61	9.71	16.37	0.61%	15.93	7.88

With sales charges[2]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/11	2.89%	5.92%	7.00%	N/A	7.79%	7.79%
Five Years Ended 12/31/11	N/A	N/A	N/A	N/A	N/A	8.11
Inception* through 12/31/11	8.00	9.71	16.37	0.61%	15.93	7.88

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/10/10 through 12/31/11)	20.06%
Class C (Inception date of 3/11/10 through 12/31/11)	18.28
Class FI (Inception date of 2/26/09 through 12/31/11)	53.96
Class R (Inception date of 9/30/11 through 12/31/11)	0.61
Class I (Inception date of 3/19/09 through 12/31/11)	51.03
Class IS (Inception date of 11/1/06 through 12/31/11)	47.96

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are March 10, 2010, March 11, 2010, February 26, 2009, September 30, 2011, March 19, 2009 and November 1, 2006, respectively.

8	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — March 10, 2010 - December 2011

Value of $10,000 invested in

Class C Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — March 11, 2010 - December 2011

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — February 26, 2009 - December 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — March 19, 2009 - December 2011

10	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — November 1, 2006 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, I and IS shares of Legg Mason BW Global Opportunities Bond Fund on March 10, 2010 (commencement of operations), March 11, 2010 (commencement of operations), February 26, 2009 (commencement of operations), March 19, 2009 (commencement of operations) and November 1, 2006 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than Class A, C, FI, I and IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other class.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	11

Schedule of investments

December 31, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 53.4%
Australia — 8.0%
New South Wales Treasury Corp.	6.000%	4/1/19	23,790,000	AUD	$26,947,910
New South Wales Treasury Corp., Senior Notes	6.000%	4/1/16	45,600,000	AUD	49,990,754
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	10,145,000	AUD	11,232,458
Total Australia					88,171,122
Brazil — 1.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	33,854,000	BRL	16,909,322
Canada — 3.7%
Government of Canada, Notes	2.000%	9/1/12	40,270,000	CAD	39,793,677
Province of Ontario	6.250%	6/16/15	730,000	NZD	616,687
Total Canada					40,410,364
Hungary — 2.4%
Hungary Government Bond	5.500%	2/12/16	7,471,200,000	HUF	26,703,004
Indonesia — 1.8%
Government of Indonesia, Senior Bond	11.000%	11/15/20	24,980,000,000	IDR	3,673,745
Government of Indonesia, Senior Bond	9.500%	7/15/23	16,320,000,000	IDR	2,233,501
Government of Indonesia, Senior Bond	10.000%	9/15/24	95,676,000,000	IDR	13,630,751
Total Indonesia					19,537,997
Malaysia — 4.2%
Government of Malaysia	3.718%	6/15/12	54,765,000	MYR	17,334,556
Government of Malaysia, Senior Bonds	3.702%	2/25/13	78,125,000	MYR	24,863,910
Government of Malaysia, Senior Bonds	5.094%	4/30/14	12,420,000	MYR	4,101,268
Total Malaysia					46,299,734
Mexico — 6.4%
Mexican Bonos, Bonds	8.500%	5/31/29	891,000,000	MXN	70,721,062
New Zealand — 3.1%
Government of New Zealand	6.000%	5/15/21	6,245,000	NZD	5,692,987
Government of New Zealand	5.500%	4/15/23	18,965,000	NZD	16,778,002
Government of New Zealand, Senior Bonds	5.000%	3/15/19	13,235,000	NZD	11,243,425
Total New Zealand					33,714,414
Norway — 3.0%
Government of Norway, Bonds	6.500%	5/15/13	186,960,000	NOK	33,409,193
Poland — 4.4%
Republic of Poland	5.750%	9/23/22	110,950,000	PLN	31,801,508
Republic of Poland, Bonds	5.250%	10/25/20	61,575,000	PLN	17,113,882
Total Poland					48,915,390

See Notes to Financial Statements.

12	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 3.4%
Republic of South Africa, Bonds	6.750%	3/31/21	245,090,000	ZAR	$28,014,016
Republic of South Africa, Bonds	6.500%	2/28/41	102,315,000	ZAR	9,505,825
Total South Africa					37,519,841
South Korea — 4.0%
Korea Treasury Bond	5.750%	9/10/18	26,314,800,000	KRW	25,645,623
Korea Treasury Bond, Senior Bonds	3.000%	12/10/13	21,071,300,000	KRW	18,178,386
Total South Korea					43,824,009
United Kingdom — 7.5%
United Kingdom Gilt, Bonds	4.500%	3/7/13	51,005,000	GBP	83,105,559
Total Sovereign Bonds (Cost — $605,778,918)					589,241,011
Collateralized Mortgage Obligations — 0.8%
Countrywide Alternative Loan Trust, 2005-26CB A6	5.500%	7/25/35	4,026,277		3,009,912
Countrywide Alternative Loan Trust, 2005-46CB A20	5.500%	10/25/35	1,410,766		1,062,975
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	3,751,184		3,305,941	(a)
WaMu Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	936,804		747,420
Total Collateralized Mortgage Obligations (Cost — $8,758,233)					8,126,248
Corporate Bonds & Notes — 12.9%
Consumer Discretionary — 3.0%
Media — 2.9%
Comcast Corp., Notes	6.450%	3/15/37	335,000		406,101
Comcast Corp., Senior Notes	6.950%	8/15/37	1,270,000		1,615,831
Comcast Corp., Senior Notes	6.550%	7/1/39	8,805,000		10,856,741
Time Warner Cable Inc., Debentures	7.300%	7/1/38	8,105,000		9,848,848
Viacom Inc., Senior Notes	6.875%	4/30/36	7,385,000		9,242,741
Total Media					31,970,262
Multiline Retail — 0.1%
Target Corp., Senior Notes	6.500%	10/15/37	620,000		823,698
Total Consumer Discretionary					32,793,960
Financials — 6.2%
Capital Markets — 1.8%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	4,330,000		4,224,088
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,910,000		8,290,871
Morgan Stanley, Senior Notes	5.500%	7/28/21	8,420,000		7,785,427
Total Capital Markets					20,300,386
Commercial Banks — 0.7%
Fifth Third Bancorp, Subordinated Notes	8.250%	3/1/38	6,060,000		7,416,458

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	13

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	4.500%	4/1/15	6,475,000		$6,248,284
Bank of America Corp., Senior Notes	6.500%	8/1/16	665,000		669,701
Citigroup Inc., Senior Notes	6.375%	8/12/14	3,860,000		4,051,151
General Electric Capital Corp., Senior Notes	1.159%	6/2/14	11,240,000		11,063,532	(b)
General Electric Capital Corp., Senior Notes	7.625%	12/10/14	1,780,000	NZD	1,512,600
JPMorgan Chase & Co., Senior Notes	1.216%	1/24/14	8,045,000		7,923,223	(b)
Kreditanstalt fuer Wiederaufbau, Senior Notes	6.250%	12/4/19	8,545,000	AUD	9,060,606
Total Diversified Financial Services					40,529,097
Total Financials					68,245,941
Health Care — 1.6%
Biotechnology — 1.4%
Amgen Inc., Senior Notes	5.150%	11/15/41	14,960,000		15,508,793
Health Care Providers & Services — 0.2%
UnitedHealth Group Inc., Senior Notes	6.625%	11/15/37	1,853,000		2,378,937
Total Health Care					17,887,730
Information Technology — 2.1%
Communications Equipment — 0.3%
Cisco Systems Inc., Senior Notes	5.900%	2/15/39	2,695,000		3,374,188
Computers & Peripherals — 1.6%
Dell Inc., Senior Notes	6.500%	4/15/38	5,195,000		6,677,669
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	10,140,000		10,698,511
Total Computers & Peripherals					17,376,180
Software — 0.2%
Oracle Corp., Senior Notes	6.500%	4/15/38	2,013,000		2,720,137
Total Information Technology					23,470,505
Total Corporate Bonds & Notes (Cost — $133,974,324)					142,398,136
Municipal Bonds — 1.5%
Georgia — 1.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	10,665,000		11,085,627
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	5,605,000		5,761,716
Total Municipal Bonds (Cost — $16,459,401)					16,847,343
U.S. Government & Agency Obligations — 12.2%
U.S. Government Obligations — 12.2%
U.S. Treasury Bonds	4.500%	5/15/38	17,360,000		22,877,216
U.S. Treasury Bonds	4.250%	11/15/40	87,765,000		111,927,758
Total U.S. Government & Agency Obligations (Cost — $105,249,608)					134,804,974
Total Investments before Short-Term Investments (Cost — $870,220,484)					891,417,712

See Notes to Financial Statements.

14	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 3.5%
U.S. Government Obligations — 3.5%
U.S. Treasury Bills	0.125-0.135%	4/5/12	11,520,000	$11,519,401	(c)
U.S. Treasury Bills	0.125-0.095%	9/20/12	27,625,000	27,610,000	(c)
Total Short-Term Investments (Cost — $39,121,914)				39,129,401
Total Investments — 84.3% (Cost — $909,342,398#)				930,547,113
Other Assets in Excess of Liabilities — 15.7%				173,291,726
Total Net Assets — 100.0%				$1,103,838,839

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $910,528,704.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	15

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $909,342,398)	$930,547,113
Foreign currency, at value (Cost — $2,607,115)	2,611,459
Cash	166,430,741
Interest receivable	12,772,077
Receivable for Fund shares sold	6,299,101
Unrealized appreciation on forward foreign currency contracts	2,320,383
Prepaid expenses	95,484
Total Assets	1,121,076,358

Liabilities:
Unrealized depreciation on forward foreign currency contracts	7,893,854
Payable for securities purchased	6,448,518
Payable for Fund shares repurchased	1,445,648
Investment management fee payable	427,812
Distributions payable	423,064
Accrued foreign capital gains tax	422,958
Service and/or distribution fees payable	41,753
Accrued expenses	133,912
Total Liabilities	17,237,519
Total Net Assets	$1,103,838,839

Net Assets:
Par value (Note 7)	$101,680
Paid-in capital in excess of par value	1,087,523,723
Undistributed net investment income	98,326
Accumulated net realized gain on investments and foreign currency transactions	1,380,641
Net unrealized appreciation on investments and foreign currencies	14,734,469
Total Net Assets	$1,103,838,839

See Notes to Financial Statements.

16	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	10,318,648
Class C	3,019,365
Class FI	19,577
Class R	921
Class I	35,354,917
Class IS	52,966,362

Net Asset Value:
Class A (and redemption price)	$10.92
Class C*	$10.86
Class FI (and redemption price)	$10.81
Class R (and redemption price)	$10.92
Class I (and redemption price)	$10.85
Class IS (and redemption price)	$10.85
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.40

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	17

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$34,153,795
Less: Foreign taxes withheld	(424,475)
Total Investment Income	33,729,320

Expenses:
Investment management fee (Note 2)	3,775,868
Custody fees	552,566
Service and/or distribution fees (Notes 2 and 5)	204,170
Transfer agent fees (Note 5)	95,055
Registration fees	94,348
Legal fees	78,335
Directors’ fees	67,959
Fees recaptured by investment manager (Note 2)	54,280
Audit and tax	49,248
Fund accounting fees	35,700
Shareholder reports	30,770
Insurance	13,025
Miscellaneous expenses	31,910
Total Expenses	5,083,234
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(14,966)
Net Expenses	5,068,268
Net Investment Income	28,661,052

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	22,915,388
Foreign currency transactions	(2,966,793)
Net Realized Gain	19,948,595
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,371,611
Foreign currencies	(3,707,601)
Change in Net Unrealized Appreciation (Depreciation)	(335,990)
Net Gain on Investments and Foreign Currency Transactions	19,612,605
Increase in Net Assets from Operations	$48,273,657

See Notes to Financial Statements.

18	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$28,661,052	$19,389,594
Net realized gain	19,948,595	12,075,897
Change in net unrealized appreciation (depreciation)	(335,990)	22,115,280
Increase in Net Assets From Operations	48,273,657	53,580,771

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(28,216,308)	(29,560,463)
Net realized gains	(13,032,864)	(6,237,719)
Decrease in Net Assets From Distributions to Shareholders	(41,249,172)	(35,798,182)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	693,988,966	281,543,317
Reinvestment of distributions	35,732,251	30,016,470
Cost of shares repurchased	(174,373,961)	(77,427,989)
Increase in Net Assets From Fund Share Transactions	555,347,256	234,131,798
Increase in Net Assets	562,371,741	251,914,387

Net Assets:
Beginning of year	541,467,098	289,552,711
End of year*	$1,103,838,839	$541,467,098
* Includes undistributed/(overdistributed) net investment income of:	$98,326	$(6,013,513)

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011		2010[2]

Net asset value, beginning of year	$10.67		$10.19

Income from operations:
Net investment income	0.35		0.36
Net realized and unrealized gain	0.43		0.82
Total income from operations	0.78		1.18

Less distributions from:
Net investment income	(0.39)		(0.57)
Net realized gains	(0.14)		(0.13)
Total distributions	(0.53)		(0.70)

Net asset value, end of year	$10.92		$10.67
Total return[3]	7.42%		11.76%

Net assets, end of year (000s)	$112,698		$7,182

Ratios to average net assets:
Gross expenses	0.94	%†	1.05%[4]
Net expenses[5,6,7]	0.93	†	0.91 [4]
Net investment income	3.24		4.22 [4]

Portfolio turnover rate	63%		39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 10, 2010 (commencement of operations) to December 31, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

20	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2011		2010[2]

Net asset value, beginning of year	$10.61		$10.20

Income from operations:
Net investment income	0.30		0.33
Net realized and unrealized gain	0.42		0.74
Total income from operations	0.72		1.07

Less distributions from:
Net investment income	(0.33)		(0.53)
Net realized gains	(0.14)		(0.13)
Total distributions	(0.47)		(0.66)

Net asset value, end of year	$10.86		$10.61
Total return[3]	6.92%		10.62%

Net assets, end of year (000s)	$32,790		$2,728

Ratios to average net assets:
Gross expenses	1.43	%†	1.53%[4]
Net expenses[5,6,7]	1.42	†	1.36 [4]
Net investment income	2.73		3.80 [4]

Portfolio turnover rate	63%		39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009[3]

Net asset value, beginning of year	$10.60	$10.13	$8.33

Income from operations:
Net investment income	0.39	0.45	0.41
Net realized and unrealized gain	0.34	0.80	1.87
Total income from operations	0.73	1.25	2.28

Less distributions from:
Net investment income	(0.38)	(0.65)	(0.43)
Net realized gains	(0.14)	(0.13)	(0.05)
Total distributions	(0.52)	(0.78)	(0.48)

Net asset value, end of year	$10.81	$10.60	$10.13
Total return[4]	7.00%	12.59%	27.79%

Net assets, end of year (000s)	$212	$6,547	$361

Ratios to average net assets:
Gross expenses	1.12%	1.06%	2.21%[5]
Net expenses[6,7]	1.00 [8]	0.98 [8,9]	0.90 [5,9]
Net investment income	3.57	4.25	4.93 [5]

Portfolio turnover rate	63%	39%	32%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.90% until April 30, 2010.

See Notes to Financial Statements.

22	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2011[2]

Net asset value, beginning of year	$11.05

Income from operations:
Net investment income	0.07
Net realized and unrealized gain	0.00 [3]
Total income from operations	0.07

Less distributions from:
Net investment income	(0.07)
Net realized gains	(0.13)
Total distributions	(0.20)

Net asset value, end of year	$10.92
Total return[4]	0.61%

Net assets, end of year (000s)	$10

Ratios to average net assets:
Gross expenses[5]	1.41%
Net expenses[5,6,7,8]	1.25
Net investment income[5]	2.63

Portfolio turnover rate	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 30, 2011 (inception date) to December 31, 2011.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009[3]

Net asset value, beginning of year	$10.60	$10.12	$8.56

Income from operations:
Net investment income	0.41	0.48	0.39
Net realized and unrealized gain	0.40	0.81	1.64
Total income from operations	0.81	1.29	2.03

Less distributions from:
Net investment income	(0.42)	(0.68)	(0.42)
Net realized gains	(0.14)	(0.13)	(0.05)
Total distributions	(0.56)	(0.81)	(0.47)

Net asset value, end of year	$10.85	$10.60	$10.12
Total return[4]	7.79%	13.03%	23.96%

Net assets, end of year (000s)	$383,556	$121,671	$22,430

Ratios to average net assets:
Gross expenses	0.64%	0.66%[5]	1.01%[6]
Net expenses[7,8]	0.64	0.66 [5]	0.75 [6,9]
Net investment income	3.78	4.57	5.00 [6]

Portfolio turnover rate	63%	39%	32%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008	2007[3]	2007[4]

Net asset value, beginning of year	$10.60	$10.12	$8.88	$10.44	$9.93	$10.00

Income (loss) from operations:
Net investment income	0.42	0.48	0.52	0.53	0.37	0.18
Net realized and unrealized gain (loss)	0.39	0.81	1.29	(1.42)	0.51	(0.08)
Total income (loss) from operations	0.81	1.29	1.81	(0.89)	0.88	0.10

Less distributions from:
Net investment income	(0.42)	(0.68)	(0.52)	(0.65)	(0.33)	(0.17)
Net realized gains	(0.14)	(0.13)	(0.05)	(0.02)	(0.02)	—
Return of capital	—	—	—	—	(0.02)	—
Total distributions	(0.56)	(0.81)	(0.57)	(0.67)	(0.37)	(0.17)

Net asset value, end of year	$10.85	$10.60	$10.12	$8.88	$10.44	$9.93
Total return[5]	7.79%	13.06%	21.04%	(8.93)%	9.05%	1.01%

Net assets, end of year (000s)	$574,573	$403,339	$266,762	$230,863	$216,974	$92,555

Ratios to average net assets:
Gross expenses	0.64%[10]	0.65%	0.67%	0.67%	0.73%[6]	1.58%[6]
Net expenses[7,8,9]	0.64 [10]	0.65	0.65	0.65	0.66 [6]	0.65 [6]
Net investment income	3.88	4.57	5.47	5.30	4.82 [6]	4.34 [6]

Portfolio turnover rate	63%	39%	32%	57%	50%	26%

[1]	On October 5, 2009, Institutional Select Class shares were renamed as Class IS shares. The former Institutional Class changed its name to Institutional Select Class effective November 1, 2008.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007. Effective December 31, 2007, the Fund changed its fiscal year end from March 31 to December 31.

[4]	For the period November 1, 2006 (commencement of operations) to March 31, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Charles Street Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$589,241,011	—	$589,241,011
Collateralized mortgage obligations	—	8,126,248	—	8,126,248
Corporate bonds & notes	—	142,398,136	—	142,398,136
Municipal bonds	—	16,847,343	—	16,847,343
U.S. government & agency obligations	—	134,804,974	—	134,804,974
Total long-term investments	—	$891,417,712	—	$891,417,712
Short-term investments†	—	39,129,401	—	39,129,401
Total investments	—	$930,547,113	—	$930,547,113
Other financial instruments:
Forward foreign currency contracts	—	2,320,383	—	2,320,383
Total	—	$932,867,496	—	$932,867,496

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$7,893,854	—	$7,893,854

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	27

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge exposure of bond positions or to gain currency exposure where the Fund did not hold that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

28	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	29

transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $7,893,854. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Redemption fee. The Fund imposed a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee was payable to the Fund. Effective October 1, 2011, the 2% redemption fee assessed on redemptions and exchanges within 60 days of subscription was eliminated.

30	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2011, there were $422,958 of capital gains tax liabilities accrued on unrealized gains.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$5,667,095	$(5,667,095)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its obligation to limit expenses as discussed below, LMPFA will pay Brandywine Global 90% of the net fees it received from the Fund. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, taxes, brokerage commissions, dividend expense on short sales, extraordinary expenses and acquired fund fees and

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	31

expenses, to average net assets of Class A, C, FI, R, I and IS shares did not exceed 1.00%, 1.45%, 1.00%, 1.25%, 0.75% and 0.65%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $14,966.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class IS
Expires December 31, 2012	—	—	$847	—	$41,502
Expires December 31, 2013	—	—	4,004	—	5,561
Expires December 31, 2014	$1,582	$1,391	7,092	$4	4,897
Fees waived/expense reimbursements subject to recapture	$1,582	$1,391	$11,943	$4	$51,960

For the year ended December 31, 2011, LMPFA recaptured the amount of $2,319, $1,729 and $50,232 on Class A, C and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $185,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

Class C
CDSCs	$1,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director

32	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$702,554,856	$69,791,411
Sales	356,925,512	67,785,645

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$55,169,493
Gross unrealized depreciation	(35,151,084)
Net unrealized appreciation	$20,018,409

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Barclays Bank PLC	3,576,000	$5,550,287	3/1/12	$5,427
British Pound	HSBC Bank USA, N.A.	47,187,000	73,238,644	3/1/12	4,420
British Pound	HSBC Bank USA, N.A.	1,893,000	2,938,113	3/1/12	(17,077)
Chilean Peso	HSBC Bank USA, N.A.	4,317,760,000	8,276,677	1/26/12	(138,205)
Chilean Peso	HSBC Bank USA, N.A.	1,226,000,000	2,350,109	1/26/12	(30,936)
Chilean Peso	HSBC Bank USA, N.A.	7,780,850,000	14,915,043	1/26/12	(358,296)
Singapore Dollar	HSBC Bank USA, N.A.	40,243,000	31,023,068	2/23/12	(112,715)
Turkish Lira	Barclays Bank PLC	56,676,000	29,635,052	2/10/12	(1,558,224)
Turkish Lira	HSBC Bank USA, N.A.	10,650,000	5,568,729	2/10/12	(142,339)
Yuan Renminbi	Barclays Bank PLC	82,144,000	13,047,014	1/11/12	163,702
Yuan Renminbi	Barclays Bank PLC	18,500,000	2,938,374	1/11/12	23,151
Yuan Renminbi	Barclays Bank PLC	8,495,000	1,349,269	1/11/12	25,545
Yuan Renminbi	Barclays Bank PLC	5,590,000	887,865	1/11/12	10,590
Yuan Renminbi	Barclays Bank PLC	4,138,000	657,243	1/11/12	10,276
Yuan Renminbi	UBS AG	17,632,000	2,800,360	1/13/12	26,288
Yuan Renminbi	UBS AG	71,180,000	11,304,992	1/13/12	222,943
Yuan Renminbi	UBS AG	18,496,000	2,937,583	1/13/12	17,469
Yuan Renminbi	UBS AG	10,575,000	1,679,549	1/13/12	28,933
Yuan Renminbi	UBS AG	7,800,000	1,238,816	1/13/12	25,601
Yuan Renminbi	UBS AG	7,330,000	1,164,170	1/13/12	24,077

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	33

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Yuan Renminbi	UBS AG	4,140,000	$657,526	1/13/12	$15,087
Yuan Renminbi	UBS AG	3,900,000	619,408	1/13/12	12,177
					(1,742,106)
Contracts to Sell:
Australian Dollar	HSBC Bank USA, N.A.	2,475,000	2,527,010	1/13/12	(55,846)
Australian Dollar	HSBC Bank USA, N.A.	8,821,000	9,006,365	1/13/12	7,815
Australian Dollar	HSBC Bank USA, N.A.	83,522,000	85,277,135	1/13/12	(5,480,216)
Brazilian Real	Barclays Bank PLC	29,008,000	15,423,060	2/2/12	1,189,963
New Zealand Dollar	Citibank, N.A.	5,956,000	4,614,393	3/9/12	8,237
New Zealand Dollar	Citibank, N.A.	35,649,000	27,618,955	3/9/12	9,020
Norwegian Krone	Citibank, N.A.	195,703,000	32,707,909	1/11/12	489,662
					(3,831,365)
Net unrealized loss on open forward foreign currency contracts					$(5,573,471)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$2,320,383

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$7,893,854

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(2,194,561)

34	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(3,101,850)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$161,445,377
Forward foreign currency contracts (to sell)	143,595,406

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.45% and 0.25%, respectively, of each class’ average daily net assets. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average daily net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$102,194	$20,282
Class C	88,054	12,033
Class FI	13,910	14,280
Class R	12	6
Class I	—	30,615
Class IS	—	17,839
Total	$204,170	$95,055

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,582
Class C	1,391
Class FI	7,092
Class R	4
Class I	—
Class IS	4,897
Total	$14,966

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	35

6. Distributions to shareholders by class

	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Investment Income:
Class A	$1,311,499		$163,755	[1]
Class C	339,435		89,902	[2]
Class FI	195,705		332,981
Class R	65	[3]	—
Class I	7,543,923		5,793,740
Class IS	18,825,681		23,180,085
Total	$28,216,308		$29,560,463

Net Realized Gains
Class A	$1,275,581		$84,276	[1]
Class C	370,330		30,058	[2]
Class FI	84,908		76,580
Class R	115	[3]	—
Class I	4,026,909		1,319,049
Class IS	7,275,021		4,727,756
Total	$13,032,864		$6,237,719

[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]	For the period September 30, 2011 (inception date) to December 31, 2011.

7. Capital shares

At December 31, 2011, there were 500 million shares authorized at $0.001 par value for each of the Fund’s Class A, Class C, Class FI, Class R, Class I and Class IS shares. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares		Amount
Class A
Shares sold	11,021,144	$122,103,287	937,636	[1]	$10,196,730	[1]
Shares issued on reinvestment	229,614	2,525,868	21,839	[1]	233,590	[1]
Shares repurchased	(1,605,545)	(17,620,726)	(286,040)	[1]	(3,073,535)	[1]
Net increase	9,645,213	$107,008,429	673,435	[1]	$7,356,785	[1]

Class C
Shares sold	2,827,970	$31,216,640	260,836	[2]	$2,789,785	[2]
Shares issued on reinvestment	50,454	551,807	10,065	[2]	107,191	[2]
Shares repurchased	(116,136)	(1,266,456)	(13,824)	[2]	(151,541)	[2]
Net increase	2,762,288	$30,501,991	257,077	[2]	$2,745,435	[2]

36	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Shares		Amount		Shares	Amount
Class FI
Shares sold	451,873		$4,915,020		602,144	$6,226,426
Shares issued on reinvestment	25,667		280,324		38,603	409,532
Shares repurchased	(1,075,368)		(11,642,276)		(58,937)	(633,121)
Net increase (decrease)	(597,828)		$(6,446,932)		581,810	$6,002,837

Class R
Shares sold	905	[3]	$10,000	[3]	—	—
Shares issued on reinvestment	16	[3]	180	[3]	—	—
Net increase	921	[3]	$10,180	[3]	—	—

Class I
Shares sold	27,590,470		$301,474,854		9,162,663	$95,683,905
Shares issued on reinvestment	956,168		10,442,096		664,796	7,055,959
Shares repurchased	(4,673,955)		(50,488,882)		(561,479)	(6,084,217)
Net increase	23,872,683		$261,428,068		9,265,980	$96,655,647

Class IS
Shares sold	21,478,867		$234,269,165		16,022,252	$166,646,471
Shares issued on reinvestment	2,008,829		21,931,976		2,096,785	22,210,198
Shares repurchased	(8,585,390)		(93,355,621)		(6,414,232)	(67,485,575)
Net increase	14,902,306		$162,845,520		11,704,805	$121,371,094

[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]	For the period September 30, 2011 (inception date) to December 31, 2011.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2011.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class FI	Class R	Class I	Class IS
Daily 1/31/2012	$0.025572	$0.020850	$0.024466	$0.022410	$0.027771	$0.027621

Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report	37

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$33,216,773	$30,488,469
Net long-term capital gains	8,032,399	5,309,713
Total taxable distributions	$41,249,172	$35,798,182

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,490,263
Undistributed long-term capital gains — net	618,155
Total undistributed earnings	$3,108,418
Other book/tax temporary differences(a)	(443,145)
Unrealized appreciation (depreciation)(b)	13,548,163
Total accumulated earnings (losses) — net	$16,213,436

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

38	Legg Mason BW Global Opportunities Bond Fund 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and to the Shareholders of Legg Mason BW Global Opportunities Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Global Opportunities Bond Fund (one of the portfolios comprising Legg Mason Charles Street Trust, Inc., the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Legg Mason BW Global Opportunities Bond Fund	39

Board approval of management and investment advisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily

40	Legg Mason BW Global Opportunities Bond Fund

Board approval of management and investment advisory agreements (unaudited) (cont’d)

responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund had a limited history, having begun operations in November 2006. The Board reviewed the one- and three-year performance history as of June 30, 2011, which placed the Fund in the first quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Legg Mason BW Global Opportunities Bond Fund	41

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were lower than average (first and second quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there currently are no breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

42	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason BW Global Opportunities Bond Fund	43

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

44	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason BW Global Opportunities Bond Fund	45

Interested Directors[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Director
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Director	161
Other directorships held by Director during past five years	None

46	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Global Opportunities Bond Fund	47

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly, Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

48	Legg Mason BW Global Opportunities Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	Daily	6/14/2011	12/8/2011
Payable date:	Monthly	6/15/2011	12/9/2011
Interest from Federal obligations	11.32%	—	—
Long-term capital gain dividend	—	$0.017600	$0.073510

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason BW

Global Opportunities Bond Fund

Directors

Mark R. Fetting

Chairman

R. Jay Gerken President

Ruby P. Hearn

Arnold L. Lehman

Robin J. W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Charles Street Trust, Inc.

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LEGG MASON CHARLES STREET TRUST, INC.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Global Opportunities Bond Fund

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

SUPPLEMENT DATED FEBRUARY 24, 2012

TO EACH FUND’S PROSPECTUS, DATED MAY 1, 2011

The following information supplements each fund’s Prospectus:

On February 23, 2012, the Boards of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio and Legg Mason BW Global Opportunities Bond Fund (each a series of Legg Mason Charles Street Trust, Inc.) and of Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust (each a series of Legg Mason Global Trust, Inc.) (each a “Fund”) approved an Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as new series (each a “New Fund”) of a Maryland statutory trust, Legg Mason Global Asset Management Trust (“LMGAMT”). Currently, the Funds are organized as series of Maryland corporations.

The Declaration of Trust (“Declaration”) for LMGAMT provides flexibility to the trustees in the conduct of LMGAMT’s business and in the governance of LMGAMT and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit LMGAMT to operate efficiently and in a cost effective manner. Currently, each corporation has its own governing documents, and the terms of these documents vary in some respects. Adopting a single form of organizational structure with a single form of trust document is expected to simplify the administration and oversight of the Funds as each of the New Funds would operate under the same declaration of trust, with the further expectation that the resulting efficiencies will save shareholders money.

Description of the Reorganizations

The reorganizations will be shell reorganizations and will therefore not result in the combination of assets of any Fund with any other fund. After the reorganizations, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganizations. Immediately after the reorganizations, each New Fund will have the same portfolio management team, investment objective, strategies, policies and restrictions, the same class structure and fees, and the same Board members and

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

officers as its predecessor Fund. The New Funds will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the corresponding Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of each Fund to the corresponding New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the corresponding Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Funds nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of your Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of each Fund will occur on or about April 30, 2012. The costs of the reorganizations will be Fund expenses. For Funds or classes that have expense caps in place, any amounts that exceed existing expense caps will be borne by Legg Mason.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

between the charters of the Funds and the Declaration of the New Funds. A list of significant changes to fund governance as a result of the reorganizations follows:

•

Voting Power.  The Articles of Incorporation of each Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•

Written Consent of Shareholders.  For a Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•

Charter Amendments.  Under each Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Funds and the New Funds must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•

Removal of a Director.  Under the MGCL, shareholders of each Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•

Redemption of Shares by a Fund.  The Articles of Incorporation of each Fund state that a Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Funds to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•

Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Funds’ Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Funds’ or their shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for a Fund’s costs related to litigation brought in violation of these provisions.

•

Ability to Inspect Books and Records.  Under the MGCL, each Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

*    *    *    *    *

This supplement should be retained with your Prospectus for future reference.

LMFX014307

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013158 2/12 SR12-1605

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,412 in December 31, 2010 and $67,736 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Charles Street Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,400 in December 31, 2010 and $8,200 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Charles Street Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Charles Street Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Charles Street Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Charles Street Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Charles Street Trust, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Legg Mason Charles Street Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Charles Street Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Charles Street Trust, Inc.

Date:	February 28, 2012